EXHIBIT 4.1

                                        Crest View Inc.
                      INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER                                                                    SHARES

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP 226089 10 0

THIS CERTIFIES THAT
is the owner of

      fully paid and non-assessable shares of the common stock, par value $.001 per share, of

                                 Crest View Inc.

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Nevada and to the Certificate of Incorporation and Bylaws of the Corporation, as from to time amended.

      This certificate is not valid unless countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

                                       [corporate seal]
              Secretary                                               President

           COUNTERSIGNED:
   Pacific Stock Transfer Company
    Transfer Agent and Registrar

        Authorized Signature

                                Crest View, Inc.

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common             UNIF GIFT MIN ACT - _____________ Custodian ___________
TEN ENT    - as tenants by the entireties                            (Cust)                 (Minor)
JT TEN     - as joint tenants with right                          under Unform Gifts to Minors Act
             of survivorship and not as                           Act ______________________________
             tenants in common                                                  (State)

      Additional abbreviations may also be used though not in the above list.

For value received _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE _________________________________________________


--------------------------------------------------------------------------------
                Please print or type name and address of assignee

--------------------------------------------------------------------------------

_______________________________________________________________shares of the
Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: __________________________       ________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

--------------------------------------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.